EXHIBIT 99.1
INVESTOR RELATIONS CONTACT:                           PUBLIC RELATIONS CONTACT:
RANDI PAIKOFF FEIGIN                                  KATHY DURR
Tel: 408-745-2371                                     Tel: 408-745-5058
randi@juniper.net                                     kdurr@juniper.net


             JUNIPER NETWORKS, INC. REPORTS Q1'04 FINANCIAL RESULTS Q1'04 NET REVENUE $224.1M; GAAP EPS $0.08; NON-GAAP EPS $0.09

Sunnyvale, CA - April 21, 2004 -- Juniper Networks, Inc. (NASDAQ: JNPR) today reported its results for the quarter ending March 31, 2004.

Net revenues for the first quarter were $224.1 million, compared with $157.2 million for the same period last year, an increase of 43 percent.

GAAP net income for the first quarter was $33.5 million or $0.08 per share, compared with a GAAP net income of $3.7 million or $0.01 per share in the first quarter of 2003. Non-GAAP net income, which excludes the amortization of purchased intangibles and deferred compensation and the gain on the sale of investments, was $36.4 million or $0.09 per share, compared with non-GAAP net income of $6.3 million or $0.02 per share in the first quarter of 2003.

Cash provided by operations was $72.8 million for the first quarter, compared to cash provided by operations of $12.4 million for the same period last year. Capital expenditures and depreciation during the first quarter were $7.6 million and $8.6 million, respectively.

NetScreen Technologies, which was acquired by Juniper Networks on April 16, 2004, had net revenues for the quarter ending March 31, 2004 of $93.5 million, compared with $58.3 million for the same period last year, an increase of 60 percent. GAAP net loss for the quarter was $3.0 million or $0.03 per share, compared with a GAAP net income of $5.9 million or $0.07 per share in the same quarter of 2003. Non-GAAP net income, which excludes the amortization of purchased intangibles and deferred compensation and merger related costs, was $15.3 million or $0.15 per share, compared with non-GAAP net income of $13.0 million or $0.15 per share in the same quarter of 2003. Certain amortization of purchased intangible assets and deferred stock compensation was reclassed from cost of revenues to operating expenses to conform the presentation of NetScreen's Statements of Operations to Juniper Networks' presentation. Cash flow provided by operations for the quarter ended March 31, 2004 was $29.5 million, compared to cash provided by operations of $20.4 million for the quarter ended March 31, 2003.

"The results posted by both Juniper and NetScreen as separate companies in the first quarter were strong in all areas," said Scott Kriens, chairman and CEO of Juniper Networks. "The strategy behind the decision to make this acquisition is to leverage the strength of both companies, and these results are a key step in executing our plan to extend Juniper's leadership position in the industry."

Juniper Networks will host a conference call web cast today, April 21, 2004 at 1:45 p.m. PT/4:45 p.m. ET at:
http://www.juniper.net/company/investor/conferencecall.html. In addition, there will be an audio replay available through May 21, 2004 at http://www.juniper.net/company/investor/conferencecall.html or you can call the replay at 800-633-8284 (or 402-977-9140) and enter the reservation number, 21192333, through April 28, 2004. The replays will be available 24 hours/day, including weekends.

ABOUT JUNIPER NETWORKS, INC.

Juniper Networks transforms the business of networking by creating competitive advantage for our customers with superior networking and security solutions. Juniper Networks is dedicated to customers who derive strategic value from their networks, including global network operators, enterprises, government agencies and research and educational institutions. Juniper Networks' portfolio of networking and security solutions supports the complex scale, security and performance requirements of the world's most demanding mission critical networks. Additional information can be found at www.juniper.net.

Juniper Networks, the Juniper Networks logo, NetScreen, NetScreen Technologies, the NetScreen logo, NetScreen-Global Pro, ScreenOS, and GigaScreen are registered trademarks of Juniper Networks, Inc. in the United States and other countries.

Statements in this release concerning Juniper Network's business outlook, future financial and operating results, and overall future prospects are forward looking statements that involve a number of uncertainties and risks. Actual results could differ materially from those anticipated in forward-looking statements in this release as a result of certain factors, including those set forth in the risk factors described in the Company's Form S-4 and most recent Form 10K filed with the Securities and Exchange Commission. Information regarding NetScreen Technologies, Inc's independent financial results for the quarter ended March 31, 2004 and for prior periods is provided for informational purposes only. Historical NetScreen information relates to periods prior to our acquisition and does not comprise a part of Juniper's financial results for the quarter ended March 31, 2004. The financial results of NetScreen from and after April 16, 2004, the date of the acquisition, will be combined with and included in our financial results, beginning with the quarter ending June 30, 2004. All statements made in this press release are made only as of the date set forth at the beginning of this release. Juniper Networks undertakes no obligation to update the information in this release in the event facts or circumstances subsequently change after the date of this press release.

                             JUNIPER NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                           March 31,        December 31,
                                                             2004              2003
                                                          -----------       -----------
                          ASSETS
Current assets:
  Cash and cash equivalents                               $   428,494       $   365,606
  Short-term investments                                      233,195           215,906
  Accounts receivable, net                                     87,442            77,964
  Prepaid expenses and other current assets                    25,478            31,333
                                                          -----------       -----------
    Total current assets                                      774,609           690,809
Property and equipment, net                                   243,550           244,491
Long-term investments                                         420,210           394,297
Restricted cash                                                30,835            30,837
Goodwill                                                      983,397           983,397
Purchased intangible assets, net and other long-term
assets                                                         63,987            67,266
                                                          -----------       -----------
    Total assets                                          $ 2,516,588       $ 2,411,097
                                                          ===========       ===========

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $    65,229       $    61,237
  Accrued warranty                                             37,373            35,324
  Other accrued liabilities                                   116,717           118,940
  Deferred revenue                                            100,320            75,312
                                                          -----------       -----------
    Total current liabilities                                 319,639           290,813
Convertible subordinated notes and other                      158,403           157,841
Convertible senior notes                                      400,000           400,000

Commitments and contingencies

Stockholders' equity:
  Common stock and additional paid-in capital               1,598,459         1,557,376
  Deferred stock compensation                                    (755)           (1,228)
  Accumulated other comprehensive income                        5,421             4,414
  Retained earnings                                            35,421             1,881
                                                          -----------       -----------
    Total stockholders' equity                              1,638,546         1,562,443
                                                          -----------       -----------
    Total liabilities and stockholders' equity            $ 2,516,588       $ 2,411,097
                                                          ===========       ===========

                             JUNIPER NETWORKS, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except per share amounts)


                                                                                      Three months ended
                                                                                          March 31,
                                                                                     2004            2003
                                                                                   ---------       ---------
Net revenues:
  Product                                                                          $ 194,184       $ 135,174
  Service                                                                             29,869          22,033
                                                                                   ---------       ---------
   Total net revenues                                                                224,053         157,207
Cost of revenues:
  Product                                                                             56,565          48,371
  Service                                                                             17,454          12,980
                                                                                   ---------       ---------
   Total cost of revenues                                                             74,019          61,351
                                                                                   ---------       ---------
Gross margin                                                                         150,034          95,856
Operating expenses:
  Research and development                                                            46,630          43,470
  Sales and marketing                                                                 43,540          32,984
  General and administrative                                                           8,865           7,472
  Amortization of purchased intangible assets and
   deferred stock compensation (1)                                                     4,129           7,522
                                                                                   ---------       ---------
   Total operating expenses                                                          103,164          91,448
                                                                                   =========       =========
   Operating income                                                                   46,870           4,408
Interest and other income                                                              4,986           9,252
Interest and other expense                                                            (2,500)        (11,949)
Gain on sale of investments                                                               --           4,352
                                                                                   ---------       ---------
   Income before income taxes                                                         49,356           6,063
Provision for income taxes                                                            15,816           2,380
                                                                                   ---------       ---------
   Net income                                                                      $  33,540       $   3,683
                                                                                   =========       =========
Net income per share:
   Basic                                                                           $    0.09       $    0.01
                                                                                   =========       =========
   Diluted                                                                         $    0.08       $    0.01
                                                                                   =========       =========
Shares used in computing net income per share:
   Basic                                                                             394,496         375,549
                                                                                   =========       =========
   Diluted                                                                           421,859         390,947
                                                                                   =========       =========

(1) Amortization of deferred stock compensation relates to the following cost and expense categories by period:
  Cost of revenues                                                                 $      12       $     109
  Research and development                                                               388           1,662
  Sales and marketing                                                                     60             327
  General and administrative                                                              13             122
                                                                                   ---------       ---------
   Total                                                                           $     473       $   2,220
                                                                                   =========       =========

                             JUNIPER NETWORKS, INC.
        NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                  (in thousands, except per share amounts)


                                                       Three months ended
                                                           March 31,
                                                      2004            2003
                                                    ---------       ---------
Net revenues:
  Product                                           $ 194,184       $ 135,174
  Service                                              29,869          22,033
                                                    ---------       ---------
   Total net revenues                                 224,053         157,207
Cost of revenues:
  Product                                              56,565          48,371
  Service                                              17,454          12,980
                                                    ---------       ---------
   Total cost of revenues                              74,019          61,351
                                                    ---------       ---------
Gross margin                                          150,034          95,856
Operating expenses:
  Research and development                             46,630          43,470
  Sales and marketing                                  43,540          32,984
  General and administrative                            8,865           7,472
                                                    ---------       ---------
   Total operating expenses                            99,035          83,926
                                                    ---------       ---------
   Operating income                                    50,999          11,930
Interest and other income                               4,986           9,252
Interest and other expense                             (2,500)        (11,949)
                                                    ---------       ---------
   Income before income taxes                          53,485           9,233
Provision for income taxes                             17,115           2,955
                                                    ---------       ---------
   Net income                                       $  36,370       $   6,278
                                                    =========       =========
Net income per share:
   Basic                                            $    0.09       $    0.02
                                                    =========       =========
   Diluted                                          $    0.09       $    0.02
                                                    =========       =========
Shares used in computing net income per share:
   Basic                                              394,496         375,549
                                                    =========       =========
   Diluted                                            421,859         390,947
                                                    =========       =========

(1) The non-GAAP statements exclude the amortization of purchased intangibles and deferred stock compensation and the gain from the sale of investments. See reconciliation to GAAP information below:

                                                                Three months ended
                                                                    March 31,
                                                                2004           2003
                                                              --------       --------

Non-GAAP net income                                           $ 36,370       $  6,278
Amortization of purchased intangible assets and deferred
stock compensation                                              (4,129)        (7,522)
Gain on sale of investments                                         --          4,352
Income tax effect                                                1,299            575
                                                              --------       --------
Net income                                                    $ 33,540       $  3,683
                                                              ========       ========

                             JUNIPER NETWORKS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                Three months ended
                                                                    March 31,
                                                                2004            2003
                                                             ---------       ---------
OPERATING ACTIVITIES:
Net income                                                   $  33,540       $   3,683
Adjustments to reconcile net income to net cash from
  operating activities:
  Depreciation                                                   8,603          12,867
  Amortization of purchased intangibles, deferred stock
   compensation and debt costs                                   4,599           8,300
  Gain on sale of investments                                       --          (4,352)
  Changes in operating assets and liabilities:
   Accounts receivable, net                                     (9,478)         (6,007)
   Prepaid expenses, other current assets and other
    long-term assets                                             5,915              (5)
   Accounts payable                                              3,992           9,982
   Accrued warranty                                              2,049            (410)
   Other accrued liabilities                                    (1,463)        (17,068)
   Deferred revenue                                             25,008           5,412
                                                             ---------       ---------
    Net cash provided by operating activities                   72,765          12,402

INVESTING ACTIVITIES:
Purchases of property and equipment, net                        (7,612)         (5,222)
Purchases of available-for-sale investments                   (120,615)       (163,723)
Maturities and sales of available-for-sale investments          78,355         201,386
Decrease in restricted cash                                          2              --
Minority equity investments                                     (1,090)             --
                                                             ---------       ---------
    Net cash (used in) provided by investing activities        (50,960)         32,441

FINANCING ACTIVITIES:
Proceeds from issuance of common stock                          41,083          11,064
                                                             ---------       ---------
    Net cash provided by financing activities                   41,083          11,064
                                                             ---------       ---------
    Net increase in cash and cash equivalents                   62,888          55,907
    Cash and cash equivalents at beginning of period           365,606         194,435
                                                             ---------       ---------
    Cash and cash equivalents at end of period               $ 428,494       $ 250,342
                                                             =========       =========

                          NETSCREEN TECHNOLOGIES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                           March 31,    September 30,
                                                            2004            2003
                                                          ---------       ---------
                          ASSETS
Current assets:
  Cash and cash equivalents                               $  74,605       $  53,914
  Short-term investments                                    341,703         286,738
  Restricted cash                                                --              38
  Accounts receivable, net                                   43,547          35,874
  Prepaid expenses and other current assets                  41,840          38,425
                                                          ---------       ---------
    Total current assets                                    501,695         414,989
Property and equipment, net                                  11,557          10,667
Restricted cash                                                 143             823
Goodwill                                                    250,671          54,271
Purchased intangible assets, net and other long-term
assets                                                       39,312          10,973
                                                          ---------       ---------
    Total assets                                          $ 803,378       $ 491,723
                                                          =========       =========

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $  10,396       $   8,230
  Other accrued liabilities                                  48,916          30,158
  Deferred revenue                                           73,067          54,364
                                                          ---------       ---------
    Total current liabilities                               132,379          92,752
Restructuring liabilities, net of current portion             3,437           2,042

Commitments and contingencies

Stockholders' equity:
  Common stock and additional paid-in capital               789,467         493,750
  Deferred stock compensation                               (44,316)        (15,977)
  Stockholders' notes receivable                                 (7)            (48)
  Accumulated other comprehensive income                        109             234
  Accumulated deficit                                       (77,691)        (81,030)
                                                          ---------       ---------
    Total stockholders' equity                              667,562         396,929
                                                          ---------       ---------
    Total liabilities and stockholders' equity            $ 803,378       $ 491,723
                                                          =========       =========

                          NETSCREEN TECHNOLOGIES, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except per share amounts)

                                                                          Three Months              Six Months Ended
                                                                         Ended March 31,                March 31,
                                                                         ---------------                ---------
                                                                       2004           2003          2004          2003
                                                                     --------       --------      --------      --------
Net revenues:
  Product                                                            $ 74,791       $ 47,937      $139,713      $ 90,388
  Service                                                              18,727         10,405        34,822        19,024
                                                                     --------       --------      --------      --------
   Total net revenues                                                  93,518         58,342       174,535       109,412
Cost of revenues:
  Product                                                              14,190         10,033        27,263        18,719
  Service                                                               4,954          2,954         8,862         5,094
                                                                     --------       --------      --------      --------
   Total cost of revenues                                              19,144         12,987        36,125        23,813
                                                                     --------       --------      --------      --------
Gross margin                                                           74,374         45,355       138,410        85,599
Operating expenses:
  Research and development                                             13,917          9,089        24,802        16,865
  Sales and marketing                                                  30,590         17,841        58,865        35,271
  General and administrative                                            5,444          4,202        10,350         7,669
  Merger related costs                                                 10,600             --        10,600            --
  Amortization of purchased intangibles
   and deferred stock compensation (1)                                 10,661          5,714        19,730        12,050
                                                                     --------       --------      --------      --------
   Total operating expenses                                            71,212         36,846       124,347        71,855
                                                                     --------       --------      --------      --------
   Operating income                                                     3,162          8,509        14,063        13,744
Interest and other income, net                                            714          1,004         1,840         2,067
                                                                     --------       --------      --------      --------
Income before income taxes                                              3,876          9,513        15,903        15,811
Provision for income taxes                                              6,911          3,622        12,564         6,708
                                                                     --------       --------      --------      --------
Net income (loss)                                                    $ (3,035)      $  5,891      $  3,339      $  9,103
                                                                     ========       ========      ========      ========
Net income (loss) per share:
   Basic                                                             $  (0.03)      $   0.08      $   0.04      $   0.12
                                                                     ========       ========      ========      ========
   Diluted                                                           $  (0.03)      $   0.07      $   0.04      $   0.11
                                                                     ========       ========      ========      ========
Shares used in computing net income (loss) per share:
   Basic                                                               92,390         78,377        89,465        77,690
                                                                     ========       ========      ========      ========
   Diluted                                                             92,390         84,312        94,873        83,603
                                                                     ========       ========      ========      ========

(1) Amortization of deferred stock compensation
relates to the following cost and expense categories by period:
  Cost of revenues                                                   $    558       $    688      $  1,179      $  1,376
  Research and development                                              3,332          1,965         6,021         3,948
  Sales and marketing                                                   2,525          2,160         5,234         4,857
  General and administrative                                            1,331            656         2,395         1,380
                                                                     --------       --------      --------      --------
   Total                                                             $  7,746       $  5,469      $ 14,829      $ 11,561
                                                                     ========       ========      ========      ========

                          NETSCREEN TECHNOLOGIES, INC.
        NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                  (in thousands, except per share amounts)

                                                        Three Months              Six Months Ended
                                                        Ended March 31,               March 31,
                                                        ---------------               ---------
                                                      2004          2003          2004          2003
                                                    --------      --------      --------      --------
Net revenues:
  Product                                           $ 74,791      $ 47,937      $139,713      $ 90,388
  Service                                             18,727        10,405        34,822        19,024
                                                    --------      --------      --------      --------
   Total net revenues                                 93,518        58,342       174,535       109,412
Cost of revenues:
  Product                                             14,190        10,033        27,263        18,719
  Service                                              4,954         2,954         8,862         5,094
                                                    --------      --------      --------      --------
   Total cost of revenues                             19,144        12,987        36,125        23,813
                                                    --------      --------      --------      --------
Gross margin                                          74,374        45,355       138,410        85,599
Operating expenses:
  Research and development                            13,917         9,089        24,802        16,865
  Sales and marketing                                 30,590        17,841        58,865        35,271
  General and administrative                           5,444         4,202        10,350         7,669
                                                    --------      --------      --------      --------
   Total operating expenses                           49,951        31,132        94,017        59,805
                                                    --------      --------      --------      --------
   Operating income                                   24,423        14,223        44,393        25,794
Interest and other income, net                           714         1,004         1,840         2,067
                                                    --------      --------      --------      --------
Income before income taxes                            25,137        15,227        46,233        27,861
Provision for income taxes                             9,803         2,241        18,031         3,953
                                                    --------      --------      --------      --------
Net income                                          $ 15,334      $ 12,986      $ 28,202      $ 23,908
                                                    ========      ========      ========      ========
Net income per share:
   Basic                                            $   0.17      $   0.17      $   0.32      $   0.31
                                                    ========      ========      ========      ========
   Diluted                                          $   0.15      $   0.15      $   0.30      $   0.29
                                                    ========      ========      ========      ========
Shares used in computing net income per share:
   Basic                                              92,390        78,377        89,465        77,690
                                                    ========      ========      ========      ========
   Diluted                                            99,015        84,312        94,873        83,603
                                                    ========      ========      ========      ========

(1) The non-GAAP statements exclude the amortization of purchased intangibles and deferred stock compensation and merger related costs. See reconciliation to GAAP information below:

                                                     Three Months               Six Months Ended
                                                    Ended March 31,                March 31,
                                                 2004           2003           2004           2003
                                               --------       --------       --------       --------

Non-GAAP net income                            $ 15,334       $ 12,986       $ 28,202       $ 23,908
Merger related costs                            (10,600)            --        (10,600)            --
Amortization of purchased intangibles and
  deferred stock compensation                   (10,661)        (5,714)       (19,730)       (12,050)
Income tax effect                                 2,892         (1,381)         5,467         (2,755)
                                               --------       --------       --------       --------
Net income (loss)                              $ (3,035)      $  5,891       $  3,339       $  9,103
                                               ========       ========       ========       ========